Exhibit 99.1

Nuvve To Become Publicly Listed Company to Accelerate Worldwide Commercialization of Its Vehicle-to-Grid (V2G) Technology

●	V2G technology leader Nuvve and Newborn Acquisition Corp. (NASDAQ:NBAC) enter business combination agreement.
●	Nuvve transforms electric vehicles into reliable, dispatchable and monetizable assets, which lowers the cost of electric vehicle (EV) ownership while supporting the integration of renewable energy for a scalable and sustainable green society.
●	Company projects revenue growth to outpace the EV charging industry.
●	Institutional investors commit to invest approximately $18 million in aggregate via a PIPE and bridge financing.
●	Gregory Poilasne, CEO and chairman of Nuvve Corporation, and the existing Nuvve senior management team will lead the combined company.
●	Investor call scheduled for Thursday, November 12, 2020 at 9:00am ET

SAN DIEGO, CA – November 12, 2020 – Green energy technology company Nuvve Corporation (“Nuvve”), the global leader in vehicle-to-grid (V2G) technology, and Newborn Acquisition Corp. (“Newborn”) (NASDAQ:NBAC, NBACU, NBACR, NBACW) a publicly traded special purpose acquisition company with approximately $57.5 million of cash in trust, today announced the signing of a definitive merger agreement to take Nuvve public. The companies today also announced the signing of definitive purchase agreements with institutional investors for the investment of approximately $18 million in the combined company through a PIPE and bridge financing. Upon closing of the business combination, the combined company will be named Nuvve Holding Corp. (“Nuvve Holding”) and is expected to remain listed on Nasdaq under the ticker symbol “NVVE”.

Nuvve’s proprietary V2G technology enables it to link multiple electric vehicle (EV) batteries into a virtual power plant (VPP) to provide bi-directional services to the electrical grid in a qualified and secure manner. The VPP can generate revenue by selling excess power to utility companies or utilizing the saved power to reduce building energy peak consumption.

Gregory Poilasne, CEO and Chairman of Nuvve Corporation, stated, “Since our founding in 2010, Nuvve has successfully delivered its patented and proprietary vehicle-to-grid technology and services to fleet customers, grid operators, electric utilities and other stakeholders around the world. We have likewise partnered and integrated with multiple automotive manufacturers and electric utilities worldwide to enable adoption of V2G technology. To date, Nuvve is the only company in the world qualified with several system operators to commercially provide V2G grid flexibility services to electric utilities and system operators from batteries of electric vehicles.”

Nuvve holds a global portfolio of key V2G technology patents covering bi-directional capabilities and grid services with aggregated electric vehicles and has continued to build on its intellectual property portfolio by advancing V2G technology with commercial EV fleet deployments with both light-duty and heavy-duty vehicles.

Nuvve’s most established commercial operation is in Denmark, where it has provided V2G services for more than 4 years with daily bidding on energy markets. Following recent announcements with leading OEMs in the North American electric school bus segment, Nuvve is further developing its offerings by combining its turnkey V2G solutions with finance packages to customers, including equipment financing, V2G services, infrastructure and maintenance operations. Independent industry analysts have projected the global V2G technology market to be worth over $17 billion by 2027.

Mr. Poilasne added, “The rapid adoption of EV is driving the need for vehicle-grid integration, which are your more common one-way electric charging stations. While Nuvve is able to manage this one-way vehicle-grid integration, we believe that the integration of bi-directional vehicle-to-grid capabilities will help to stabilize the grid and reduce the overall cost of EV ownership, which will be critical to long-term EV adoption. The Nuvve system has successfully lowered the cost of electric vehicle ownership, while supporting the integration of renewable energy for a scalable and sustainable green society. We look forward to leveraging this business combination to accelerate the commercialization of Nuvve’s technology.”

The combined company will be led by Nuvve’s experienced management team, headed by Co-Founder and CEO Gregory Poilasne. Mr. Poilasne will remain on the combined company’s Board of Directors along with current Nuvve COO, Ted Smith.

Transaction Overview

Newborn is combining with Nuvve at a transaction value of approximately $102 million, subject to closing adjustments. As consideration for the business combination, 10.17 million shares will be issued or reserved for issuance to existing Nuvve stockholders and option holders, based on a value of $10.00 per share.

In connection with the business combination, Newborn has signed definitive agreements for the sale of approximately $14 million in equity to institutional investors in a PIPE. The PIPE investors will acquire Nuvve Holding shares at $10.00 per share. For each share bought, the PIPE investors will receive 1.9 warrants; each whole warrant is exercisable for ½ of a Nuvve Holding share. The warrants are exercisable at $11.50 per whole share and have terms identical to the warrants that were sold as part of Newborn’s IPO. Nuvve also completed a $4 million bridge financing with an institutional investor in connection with the business combination. The investor in the bridge financing received a senior secured convertible debenture that will convert into equity immediately prior to the closing of the business combination.

Upon the closing of the transactions, assuming no redemptions by Newborn shareholders, the resulting pro forma equity value of the combined company will be approximately $202 million. Pro forma net cash available to Nuvve at closing after estimated fees and expenses is expected to be approximately $70 million, made up of approximately $57.5 million in Newborn’s trust account (assuming no redemptions), net proceeds of $18 million PIPE and bridge financing, and cash on Nuvve’s balance sheet. Assuming no debt outstanding, the combined company’s pro forma enterprise value is expected to be approximately $132 million. Proceeds from the transaction will be used for general working capital, growth purposes and retirement of 0.6 million shares from legacy Nuvve shareholders.

Existing Nuvve stockholders have agreed to a one-year lock-up from merger close, subject to a partial release if after the 6 month anniversary of the merger close the VWAP of the Nuvve Holding shares is at or above $12.50 for 20 out of any 30 consecutive trading days. Existing Nuvve stockholders will also be entitled to receive an earnout of 4 million newly issued Nuvve Holding shares if Nuvve’s 2021 revenue exceeds $30 million as reported in its 2021 audited financial statements.

In connection with the business combination, Newborn will reincorporate to Delaware from the Cayman Islands.

The boards of directors of both Newborn and Nuvve have unanimously approved the proposed business combination. The closing is subject to the approval of the stockholders of both Newborn and Nuvve and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. It is currently anticipated that the business combination will close in the first quarter of 2021.

Additional information about the proposed business combination, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Newborn today, November 12th, 2020, with the Securities and Exchange Commission and available at www.sec.gov. The investor presentation can also be found on Nuvve’s investor website at https://nuvve.com/investors/.

Advisors

Craig-Hallum Capital Group is acting as sole placement agent and M&A advisor on the transactions. Roth Capital Partners is acting as capital markets advisor to Newborn. Graubard Miller is serving as legal counsel for Nuvve. Loeb & Loeb LLP is serving as legal advisor to Newborn.

Conference call information

Nuvve and Newborn will hold a joint investor conference call to discuss the proposed transactions on Thursday, November 12, 2020 at 9:00am ET. To listen to the call via conference call dial 877-270-2148 for domestic callers and 412-902-6510 for international callers.

The investor conference call may also be accessed via a live webcast. To view the webcast, please follow this link. During the call, the presenters will be reviewing an investor presentation, which will be available on Nuvve’s website and filed with the SEC as an exhibit to Newborn’s Current Report on Form 8-K prior to the call, and available on the SEC website at www.sec.gov.

About Nuvve Corporation

Nuvve Corporation is a San Diego-based green energy technology company whose mission is to lower the cost of electric vehicle ownership while supporting the integration of renewable energy sources, including solar and wind. Its proprietary vehicle-to-grid (V2G) technology – Nuvve’s Grid Integrated Vehicle (GIVe™) platform – is refuelling the next generation of electric vehicle fleets through cutting-edge, bidirectional charging solutions. Since its founding in 2010, Nuvve has been responsible for successful V2G projects on five continents and is deploying commercial services worldwide. For more information please visit www.nuvve.com.

About Newborn Acquisition Corp.

Newborn Acquisition Corp. is a blank check company, holding approximately $57.5 million in its trust account, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Newborn and Nuvve, Newborn and Nuvve’s ability to consummate the transactions, the benefits of the transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Newborn and Nuvve disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Newborn and Nuvve caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Newborn or Nuvve. In addition, Newborn cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Newborn or Nuvve following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Newborn, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Nuvve’s current plans and operations as a result of the announcement of the transactions; (v) Nuvve’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Nuvve to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Nuvve’s business and the timing of expected business milestones; (viii) Nuvve’s dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; (ix) Nuvve’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Nuvve’s accounting staffing levels; (x) Nuvve’s current dependence on sales of charging stations for most of its revenues; (xi) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (xii) potential adverse effects on Nuvve’s revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by Nuvve; (xiii) the effects of competition on Nuvve’s future business; (xiv) risks related to Nuvve’s dependence on its intellectual property and the risk that Nuvve’s technology could have undetected defects or errors; (xv) changes in applicable laws or regulations; (xvi) the COVID-19 pandemic and its effect directly on Nuvve and the economy generally; (xvii) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xvii) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xix) the possibility that Nuvve may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Newborn has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Newborn’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find it

In connection with the proposed business combination, Nuvve Holdings, as the successor to Newborn, will file a registration statement on Form S-4 (the “Form S-4”) with the SEC. The Form S-4 will include a preliminary proxy statement/prospectus of Newborn and Nuvve Holdings, which Newborn will file with the SEC as a proxy statement on Schedule 14A, for the solicitation of proxies from Newborn’s shareholders and for the offering of Nuvve Holdings’ securities to the security holders of Newborn and Nuvve in the business combination. Additionally, Newborn and Nuvve Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. The definitive proxy statement/prospectus will be mailed to Newborn shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Newborn are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Newborn and its directors and officers may be deemed participants in the solicitation of proxies of Newborn’s shareholders in connection with the proposed business combination. Nuvve and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newborn’s executive officers and directors in the solicitation by reading Newborn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Newborn’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Nuvve Press Contact:

Marc Trahand, EVP Marketing

marc@nuvve.com

+1 858 250 9740

Nuvve Investor Relations:

Lytham Partners, LLC

602-889-9700

nuvve@lythampartners.com